EXHIBIT 4.1

                           ARTICLES OF INCORPORATION

                                       OF

                           MICROPAC INDUSTRIES, INC.

                                       I.

         The name of the corporation is MICROPAC INDUSTRIES, INC.

                                      II.

         The address of its initial registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its initial registered agent at such address is The Corporation Trust Company.

                                      III.

         The purpose of the corporation is to engage in any lawful act of activity for which corporation may be organized under the General Corporation Law of Delaware.

                                      IV.

         The corporation is authorized to issue only one class of stock. The total number of shares is five million (5,000,000) and the par value of each of such shares is $.10 cents a share.

                                       V.

         The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualify are:

      Name                         Mailing Address
      ----                         ---------------

 W.W. Horsman                      905 E. Walnut
                                   Garland, Texas 75040

 Florence Ann Horsman              905 E. Walnut
                                   Garland, Texas 75040

 Jan L. Arps                       7206 Kenny Lane
                                   Dallas, Texas

 Fred S. Abney                     2420 LTV Tower
                                   Dallas, Texas 75201

 Robert E. Veigel                  c/o Dallas Southern Corporation
                                   600 Empire Life Building
                                   Dallas, Texas 75201

                                      VII.

         The Board of Directors is expressly authorized to make, alter or amend the by-laws of this Corporation or to adopt new by-laws.

                                     VIII.

         The shareholders may at any time, at a meeting expressly called for that purpose, remove any or all of the directors, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

                                      IX.

         The period of its duration is perpetual.

                                       X.

         The election of directors need not be on written ballots.

         I, the undersigned, being the sole incorporator above named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, sign and acknowledge this certificate of incorporation, this 25th day of February, 1969.

                                             __________________________________
                                             W.W. Horsman



STATE OF TEXAS
COUNTY OF DALLAS

         ON THIS the 25th day of February, 1969, before me personally came W.W. HORSMAN, the person who signed the foregoing certificate of incorporation, known to me personally to be such and the facts stated therein are true.

                                             __________________________________
                                             NOTARY PUBLIC IN AND FOR DALLAS
                                                       COUNTY, TEXAS

[GRAPHIC OMITTED]

My Commission Expires:
June 1, 1969

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                MICROPAC INDUSTRIES, INC. (a Texas Corporation)

                                      INTO

               MICROPAC INDUSTRIES, INC. (a Delaware Corporation)

                                ***************


                  Micropac  Industries,   Inc.,  a  corporation   organized  and
existing under the laws of Texas,

                  DOES HEREBY CERTIFY:

                  FIRST: That this corporation was incorporated on the 26th day of November, 1965, pursuant to the Texas Business Corporation Act of the State of Texas, the provisions of which permit the merger of a corporation of another state and a corporation organized and existing under the laws of said state.

                  SECOND: That this corporation owns all of the outstanding shares of the stock of Micropac Industries, Inc., a corporation incorporated on the 3rd day of March, 1969, pursuant to the General Corporation Law of the State of Delaware.

                  THIRD: That the directors of Micropac Industries, Inc. (a Texas corporation) by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members. Filed with the minutes of the Board on the 5th day of March, 1969, determined to merge itself into said Micropac Industries, Inc. (a Delaware corporation):

                           RESOLVED, that Micropac Industries,
                  Inc.  (a Texas  corporation)  merge,  and it
                  hereby does merge itself into said  Micropac
                  Industries,  Inc. (a  Delaware  corporation)
                  which  assumes  all  of the  obligations  of
                  Micropac    Industries,    Inc.   (a   Texas
                  Corporation).

                           FURTHER  RESOLVED,  that the merger
                  shall become effective on June 2, 1969.

                           FURTHER  RESOLVED,  that the  terms
                  and conditions of the merger are as follows:

                           Each share of Common  stock of said
                  Micropac    Industries,    Inc.   (a   Texas
                  corporation)  shall  be  converted  into one
                  share of the Common  stock of the  surviving
                  corporation and each holder of shares of the
                  Common  Stock of said  Micropac  Industries,
                  Inc.  (a  Texas   corporation)   upon,   the
                  surrender to the Surviving Corporation of one or more certificates of such shares for cancellation, shall be entitled to receive one or more certificates for the number of shares represented by the certificates so surrendered for cancellation by such holder.

                           FURTHER RESOLVED, that the proposed
                  merger    shall   be    submitted   to   the
                  stockholders of Micropac Industries, Inc. (a
                  Texas  corporation),  at a  meeting  of such
                  stockholders  duly  called  and  held  after
                  twenty days'  notice of the purpose  thereof
                  mailed   to  the   address   of  each   such
                  stockholder  as it  appears in the record of
                  the  corporation;  and  upon  receiving  the
                  affirmative  vote of the holders of at least
                  two-thirds   of  the   stock   of   Micropac
                  Industries, Inc. (a Texas corporation), the merger shall be approved; and

                           FURTHER  RESOLVED,  that the proper
                  officers  of this  corporation  be and  they
                  hereby  are  directed  to make and  execute,
                  under   the    corporate    seal   of   this
                  corporation,  a Certificate of Ownership and
                  Merger   setting   forth   a  copy   of  the
                  resolutions   to  merge   itself  into  said
                  Micropac   Industries,   Inc.   (a  Delaware
                  corporation),   and  the  date  of  adoption
                  thereof, and to cause the same to be filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

                  FOURTH: That the merger has been approved by the holders of at least two-thirds of the stock of Micropac Industries, Inc. (a Texas corporation) at a meeting duly called and held.

                  FIFTH: Anything herein or elsewhere to the contrary notwithstanding this merger may be terminated and abandoned by the Board of Directors of Micropac Industries, Inc. (a Texas corporation) at any time prior to the date of filing the merger with the Secretary of State.

                  IN WITNESS WHEREOF, said Micropac Industries, Inc. (a Texas corporation) has caused its corporate seal to be hereunto affixed and this certificate to be signed by W.W. Horsman, its President and attested by Fred S. Abney, its Secretary, this 29th day May, 1969.

                                        MICROPAC INDUSTRIES, INC.
                                        (a Texas Corporation)

ATTEST:                              By:  /s/ W.W. Horsman
                                        -----------------------------
                                        W.W. Horsman, President
By:
   -----------------------------
     Secretary

STATE OF TEXAS

COUNTY OF DALLAS

         BE IT REMEMBERED that on this 29th day of May, 1969, personally came before me, a Notary Public in and for the County and State aforesaid, W.W. Horsman, President of Micropac Industries, Inc. (a Texas corporation), a corporation of the State of Texas, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said Corporation is the common or corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


[GRAPHIC OMITTED]                       _________________________________
                                        Notary Public in and for Dallas
                                        County, Texas

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION



         MICROPAC INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Laws of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors on Micropac Industries, Inc., resolutions were duly adopted setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation, declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The Resolution setting forth the proposed Amendment is as follows:

                  RESOLVED, the Board of Directors deems and declares it advisable and recommends to the stockholders that Article IV of the ARticles of Incorporation be amended so that, as amended, the same shall read in its entirety as follows:

                                      "IV.

                  The aggregate number of shares which the Corporation shall have authority to issue is ten million (10,000,000) shares, ten cents ($.10) par value."

                  SECOND: That thereafter, the annual meeting of the stockholders of said Corporation was duly called and held, upon notice and accordance with Section 222 of the General Corporation Laws of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

                  THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Laws of the State of Delaware.

                  IN WITNESS WHEREOF, said MICROPAC INDUSTRIES, INC., has caused its corporate seal to be hereunto affixed and that certificate to be signed by NICHOLAS NADOLSKY, its president and attested to by JAMES K. MURPHEY, its Secretary, this 11th day of July, 1974.

[SEAL OMITTED}                          MICROPAC INDUSTRIES, INC.


                                        BY:______________________
                                             President


ATTEST:


______________________
   Secretary


STATE OF TEXAS

COUNTY OF DALLAS

                  BE IT REMEMBERED that on this 11th day of July, 1974, personally came before me, a Notary Public, in and for the County and State aforesaid, NICHOLAS NADOLSKY, of MICROPAC INDUSTRIES, INC., a corporation of the State of Delaware, and he duly executed said
         Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said Corporation and the facts stated therin are true; and that the Seal affixed to said Certificate and attested by the Secretary of said Corporation is the common or corporate seal of said Corporation.

[SEAL OMITTED}                             ________________________
                                           Notary Public, In and
                                           For Dallas County, Texas


      STATE OF DELAWARE
2000 ANNUAL FRANCHISE TAX REPORT

DO NOT ALTER FILE NUMBER
--------------------------------------------------------------------------------------------------------------------------
FILE NUMBER                            CORPORATION NAME                                        PHONE NUMBER

  0704525                              MICORPAC INDUSTRIES, INC.                               972-272-3571
--------------------------------------------------------------------------------------------------------------------------
FEDERAL EMPLOYER ID NO.  INCORPORATION DATE     RENEWAL/REVOCATION DATE    DATE of INACTIVITY         FROM      TO


75-1225149               MARCH 3, 1969                                                                / /      / /
--------------------------------------------------------------------------------------------------------------------------
AUTHORIZED STOCK           DESIGNATION       NO. OF   PAR VALUE/SHARE   NO. SHARES     TOTAL GROSS    ASSET     ASSETS FOR
BEGIN DATE  ENDING DATE    OR STOCK CLASS    SHARES                     ISSUED         ASSETS         DATE      REGULATED
                                                                                                                INVESTMENT
                                                                                                                CORPS

10-11-1974       /         COMMON          10,000,000        .100000                                            JAN. 1st
                                                                                                                ----------
                                                                                                                DEC. 31st
--------------------------------------------------------------------------------------------------------------------------
FRANCHISE TAX     PENALTY      % MONTHLY INTEREST     FILING FEE      PREV CREDIT OR BALANCE    PREPAID QRTY. PAYMENTS

$  5,800.00       $  .00        $  88.86              $   20.00       $   4,088.86 CR           $
--------------------------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT DUE
                                                                                                $  1,820.00
                                                                                                --------------------------

     REGISTERD AGENT 9000010
     THE CORPORATION TRUST COMPANY
     CORPORATION TRUST CENTER
     1209 ORANGE STREET
     WILMINGTON, DE 19801

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